UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K/A
(Amendment No. 2)
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 25, 2017
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FMC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2929 Walnut Street Philadelphia, Pennsylvania		19104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-299-6668
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Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.

☐

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

EXPLANATORY NOTE:

This Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by FMC Corporation, a Delaware corporation (the “Company”), under Item 5.07 on April 27, 2017 (the “8-K”), as previously amended, regarding the results of the Company’s Annual Meeting of Stockholders held on April 25, 2017 (the “Annual Meeting”). The sole purpose of this amendment is to revise paragraph (e) of the 8-K regarding the frequency of future shareholder advisory votes regarding the compensation of the Company’s named executive officers. Except as set forth herein, no other modifications to the 8-K are being made in this amendment.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

(e)
At the Annual Meeting, the stockholders indicated their preference, in a non-binding advisory vote, with respect to the frequency of future advisory votes regarding the compensation of the Company’s named executive officers. The number of votes cast to hold future advisory votes regarding executive compensation every year, every two years and every three years, and the number of shares abstaining, is set forth below:

Votes
One Year	96,352,950
Two Years	229,190
Three Years	8,374,919
Abstain:	217,618

In accordance with these results and its previous recommendation (as set forth in the definitive proxy statement for the 2017 Annual Meeting), the Board of Directors of the Company has determined that the Company will hold future advisory votes regarding the compensation of the Company’s named executive officers every year until the next advisory vote on the frequency of advisory votes regarding executive compensation, which the Company expects to hold no later than its 2023 Annual Meeting of Stockholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

Date: May 19, 2017	By:	/s/ ANDREA E. UTECHT
Andrea E. Utecht Executive Vice President, General Counsel and Secretary